UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: October 24, 2002

Commission file number 1-3295

MINERALS TECHNOLOGIES INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	25-1190717 (I.R.S. Employer Identification Number)
The Chrysler Building 405 Lexington Avenue New York, New York (address of principal executive office)	10174-1901 (Zip Code)

(212) 878-1800
(Registrant's telephone number including area code)

Item 5.         Other Events

        On October 24, 2002, Minerals Technologies Inc. issued a press release concerning the election of Mr. Duane Dunham to its Board of the Directors.

(c)     Exhibits

          99     -     Press Release issued by Minerals Technologies Inc. on October 24, 2002.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MINERALS TECHNOLOGIES INC.

By:	Neil M. Bardach
Neil M. Bardach
Vice President-Finance and
Chief Financial Officer; Treasurer
(principal financial officer)

Date: October 24, 2002

EXHIBIT INDEX

Exhibit No.	Description
99	Press Release issued by Minerals Technologies Inc. on October 24, 2002.